SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)   March 19, 2004

                       American Locker Group Incorporated
             (Exact name of registrant as specified in its charter)



     Delaware                        0-439                    16-0338330
     (State or other              (Commission              (I.R.S. Employer
     jurisdiction of              File Number)            Identification No.)
     incorporation)



         608 Allen Street, Jamestown, New York                   14701
        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  716-664-9600



         (Former name or former address, if changed since last report.)

Item 5.

          On March 19, 2004, Lawrence J. Goldstein resigned as a director of the registrant.

Item 7.   Financial Statements and Exhibits

          99.1 Press release dated March 24, 2004

          Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                         American Locker Group Incorporated

March 24, 2004
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   (Date)                                /s/Edward F Ruttenberg
                                         ----------------------------------
                                         Edward F. Ruttenberg
                                         Chairman and Chief Executive Officer